EOSTRE

EOSTRE SDN BHD

Forward-Looking Statement

Certain statements in this presentation are forward-looking as defined in the Private Securities Litigation Reform Act of 1995. Any statements contained herein that are not statements of historical fact (including, but not limited to, statements to the effect that Toga Limited, Eostre or its management (the “Company”) "anticipates," "plans," "estimates," "expects," or "believes," or the negative of these terms and other similar expressions) should be considered forward-looking statements, including, without limitation, statements regarding the Company's guidance, outlook, growth, opportunities and long-term strategy. These statements involve certain risks and uncertainties that may cause actual results to differ materially from expectations as of the date of this release. These risks and uncertainties include, without limitation, risks associated with the impact of the COVID-19 pandemic; the Company's ability to execute on its long-term strategy; the Company's ability to successfully compete in its intensely competitive industry; the Company's ability to manage its growth; the Company's ability to maintain or improve its operating margins; the Company's ability to identify and react to trends in consumer preferences; product supply disruptions; general economic conditions; accounting standard changes; and other factors as set forth from time to time in the Company's Securities and Exchange Commission filings, including, without limitation, the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. The Company intends these forward-looking statements to speak only as of the time of this Presentation and does not undertake to update or revise them as more information becomes available, except as required by law.

升级为EOSTRE的原因
Reasons to Upgrade to EOSTRE



新常态，新机会
New Normal,
New Opportunity



失业潮 = 创业潮
Unemployment wave =
Entrepreneurial wave



加强信任度
Trust enhancing



隆重推出的
E BOOSTER APP
Launching of
E BOOSTER APP

升级为EOSTRE的原因
Reasons to Upgrade to EOSTRE



新的对手，
你们担心吗？怕吗？
有经验吗？有公司吗?

Existent of new opponent，
are you afraid and worry of it?
Any experience? Any company?



无论什么情况，
提现没有出现过
任何问题

No issues of
withdrawing, regardless
of any circumstances



市场的钱更多。
我们要成为
新创业的首选

More money in the market.
Become the first choice for
new entrepreneurs

升级为EOSTRE的原因
Reasons to Upgrade to EOSTRE



实力 Strength – 更高 Better，
弱点 Weakness – 更低 Reduce，
机会 Opportunity – 更多 More，
威胁 Threats – 更少 Lesser



强大，有经验，
稳定的管理层
Strong, Experienced
and Stable
management



具有抗压能力
的领导及管理层
Senior executives and
managers have a Higher
Level in stress management

升级为EOSTRE的原因
Reasons to Upgrade to EOSTRE



运用新科技，新技术
在现在这样的
新常态运营
Using new technology,
operates in the new normal



新款式的
教育系统
New style
education system

升级为EOSTRE的原因
Reasons to Upgrade to EOSTRE



可经营国际化
及面向全球的生意
International and
Global
entrepreneurship



独一无二
的产品
Unprecedent
product



更完善
安全的
支付系统
A completely
safe payment system

EOSTRE的其他好处

Other Benefit of EOSTRE

运用新科技进行线上会议，

线上沟通模式

Use new technology for online meeting and discussion

举例1 – 纯线上方式：

小林顾问只需打开电脑，透过相关软件，并与市场代理连线。便能在线上传达公司质询与内容。代理们有任何问题也可即刻发问。小林顾问会对相关问题做出解答。

Example 1 – only for online：

Consultant just need to open computer and do sharing of company updates and news with members through online meeting application. Consultant can answer member immediately if there is any question.



EOSTRE的其他好处
Other Benefit of EOSTRE

举例2 – 线上配合线下方式：

周姐约了一位朋友张老板，在与张老板进行沟通的同时也与小林顾问连线。张老板有任何不明白的地方，小林顾问也可即刻做出解答）

Example 2 – online and offline：

Leaders can invite a prospect to have online talk with consultant. Consultant can answer immediately if there is any question from prospect.



EOSTRE的其他好处
Other Benefit of EOSTRE

运用新技术在线参观公司

Visit company by using technology

举例 –

张老板想要看看公司办公室，小林顾问便可拿着手机或电脑现场拍摄公司环境并介绍公司各个部门。

Example –

If your prospect would like to visit company office, consultant can show him by mobile phone or laptop. Consultant can introduce the company enviroment and department to your prospect and gain confident.



EOSTRE的其他好处

Other Benefit of EOSTRE

以E BOOSTER APP颠覆传统保健的方式让大众市场免费体验公司产品后再选择是否购买其它产品

By using our unprecedent product can allow mass market to have a free trial to experience our energy medication product before purchase other product

举例 –

张老板经过周姐介绍以后，下载EOSTRE APP并使用10个免费功能。感觉到效果以后再购买其它产品。

Example –

Leader may introduce prospect to download EOSTRE APP and try the 10 Free Energy Medication. Prospect will purchase the product after experiance and feel the effect


E BOOSTER

EOSTRE的其他好处
Other Benefit of EOSTRE

线上培训
Online Training

举例 –

张老板使用产品后觉得产品的有效性并想开始推广。那张老板便可透过公司培训软件WOL APP在线学习。他也可透过公司举办由彭教练进行的线上培训进行学习。

Example –

Prospect may interest to promote this business after using and experiance our health enhancing product. He can have a online training through WOL APP. He may have a chance to attent a online live training by our Organizational Performance Strategist, Sir Desmond Pang.




没钱
NO MONEY
没系统
NO SYSTEM
没人
NO TEAM
现在我们
什么都有
WE HAVE
EVERYTHING
NOW
老爸
越来越强
财务报表，APP，
工具，WOL以外的生意
DAD
BECOME
STRONGER
Financial report, APP, tools,
Business beside WOL

老爸创业初期
Entrepreneur Period Of Our Dad

总结 Conclusion

升级

的EOSTRE
的平台
的全新元素
的方法
的工具

Upgraded

EOSTRE
PLATFORM
ELEMENTS
METHOD
TOOLS

总结 Conclusion

我们的目标：

在这个行业和领域成为

全球第一

能够完成我们的价值就会更高，价格也会更高。

选择放弃的，提现，明天到账。
当然要回来的我们随时欢迎。

Our Goal：

No.1

In this industry
By achieve this, we will have a higher market value

If you choose to quit, you can get your withdrawal on next day.
If you choose to comeback, we always welcome.

总结 Conclusion

透过以上的准备，我们相信EOSTRE将会让市场更有信心。
以线上配合线下的运作方式，在这样的新常态，我们将会成为这个行业的老大。
当然，我们也有信心升级版的EOSTRE，也会比过往的业绩最少增长5倍以上。

The above preparation, we believe EOSTRE will make the market to have more confident.
By practising online and offline in this new normal, we will be the leader of this industry.
Of course, we have the confident on the upgraded EOSTRE, will create 5 times more sales.

感谢您的

专心聆听

THANKS FOR YOUR

PATIENCE